SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

      Date of Report (Date of earliest event reported):     May 21, 2001
                                                        -------------------

                         CYBER MERCHANTS EXCHANGE, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

       California                     001-15643                  95-4597370
 ----------------------        ----------------------         ----------------
(State of incorporation)      (Commission File Number)       (I.R.S.  Employer
                                                             Identification No.)

600 S. Lake Ave., Suite 208, Pasadena, CA                         91106
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(Address  of  principal  executive  offices)                   (Zip Code)


Registrant's  telephone  number,  including  area code:      (626) 793-5000
                                                        ------------------------


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ITEM  5.  OTHER  EVENTS

On May 21, 2001, Cyber Merchants Exchange, Inc. (the "Company") announced the resignation of two of its Directors, Philip M. Hawley and Howard Moore. Both will sit on the Company's Advisory Board.

The Company also announced that John F. Busey will resign as President of the Company effective June 30, 2001, but will continue as a member of the Board of Directors. The Company does not expect to replace the President position in the near future.

The Company issued a press release with respect to the resignations on May 21, 2001, a copy of which is attached as Exhibit 99.1 to this Form 8-K.


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ITEM  8.  FINANCIAL  STATEMENT  AND  EXHIBITS

99.1 Press release on resignations of Directors and President, dated May 21, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      June 5, 2001                          CYBER  MERCHANTS  EXCHANGE, INC.
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        (Date)                                   /s/ Frank S. Yuan
                                            ------------------------------------
                                            By:    Frank  S.  Yuan
                                               ---------------------------------
                                               Its:    Chairman  and  CEO
                                                   -----------------------------


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